October 27, 1995
                          The Emerging Markets
                          Income Fund II Inc

To Our Shareholders:

The net asset value of the Emerging Markets Income Fund II Inc rose to $10.99 per share as of August 31, 1995. Dividends of $0.4125 per share were paid during the quarter. The total investment return, based on net asset value per share for the quarter, assuming reinvestment of dividends in additional shares of the Fund, was 6.2% compared with an increase of 4.4% in the Salomon Brothers Brady Bond Index. The Fund's primary investment objective is to seek high current income through investments in selected debt securities of emerging market countries.

Emerging Markets

Emerging Markets regained stability in the three-month period ended in August following the extreme volatility of the first five months of the year. For the three months ended in August, the Salomon Brothers Brady Bond Index appreciated 4.4% as investors focused on the fundamentals in individual countries and looked beyond the short-term effects of Mexico's peso devaluation at the end of 1994. The important developments for the market during the Fund's most recent quarter included successful financings by Argentina and a continuation of the recession in Mexico. Investors continue to move back into the market based on the encouraging level of stability over the past three months.

Country Analysis

The largest holdings of foreign government debt securities in the Fund, as a percentage of total assets on August 31, were in Argentina (15.5%), Brazil (13.2%), Morocco (10.3%) and Poland (10.1%).

Argentina: The country successfully returned to the capital markets with major debt underwritings denominated in deutschmarks and yen during the Fund's most recent quarter. These financings will be used, in part, to finance repurchases of Argentine public debt.

Brazil: President Cardoso continued to successfully guide his package of constitutional reforms through the Brazilian Congress. In July, Standard & Poor's raised its foreign currency rating on Brazil to single B-plus from single B, reflecting the success of the Cardoso administration in its anti-inflation efforts.

Morocco: The Moroccan economy continued to struggle with the effects of a severe drought. The World Bank approved a $100 million emergency agricultural loan to aid this stricken sector of the economy. Moroccan GDP is expected to contract in 1995 due to the effects of the drought. Current estimates from the Ministry of Finance call for a contraction of approximately 5% in the Moroccan economy in 1995.

T H E   E M E R G I N G   M A R K E T S   I N C O M E   F U N D   I I   I N C

Poland: The market continues to upgrade its assessment of Poland's prospects in light of its investment grade credit rating. Inflation continued to fall during the recent quarter reflecting the decline in food prices and the strength of the zloty.

Annual Shareholders Meeting

The Fund held its annual shareholders meeting on September 18, 1995. At the meeting, shareholders elected each of the nominees proposed for election to the Fund's Board of Directors and ratified the selection of Price Waterhouse LLP as the independent accountants of the Fund. The following table provides information concerning the matters voted on at the meeting.

1. Election of Directors

         Nominees          Votes For        Votes Against
         ------------------------------------------------
         Riordan Roett     20,509,498       409,751
         Leslie H. Gelb    20,508,878       410,371

2.  Ratification of Price  Waterhouse LLP as the Independent  Accountants of the
    Fund

         Votes For         Votes Against    Votes Abstained   Unvoted
         ------------------------------------------------------------
         20,540,174        150,059          229,014           5

We encourage you to read the financial statements that follow for further details about the Fund's investments. A recorded update of developments affecting emerging markets debt securities is available by calling (800) 421-4777.

                                  Cordially,


         Alan H. Rappaport                      Michael S. Hyland
         Chairman of the Board                  President

T H E   E M E R G I N G   M A R K E T S   I N C O M E   F U N D   I I   I N C

Statement of Investments August 31, 1995 (Unaudited)

BONDS -- 119.9%
------------------------------------------------------------------------------------------------------
   Principal
    Amount
   000's(a)                                                                                  Value
------------------------------------------------------------------------------------------------------
                  U.S. CORPORATE BOND -- 1.9%
      10,000      General Electric Capital Corp., Global Medium-Term Note,
                    38.2%, 10/29/96**,***(b)............................................. $  4,625,000
                                                                                          ------------

                  ARGENTINA - 24.3%
       5,000      Bridas Corp., 12.5%, 11/15/99***.......................................    4,850,000
      69,800      Republic of Argentina, Floating Rate Bond, Series L,
                    7.3125%, 3/31/05**,***...............................................   42,708,875
 Peso 10,246      Republic of Argentina, Bocon, Pre III, Floating Rate Note,
                    3.8955%, 9/01/02**,***...............................................    4,017,886
  Peso 7,841      Republic of Argentina, Bocon, Pre I, Floating Rate Note,
                    3.9016%, 4/01/01**,***...............................................    3,756,603
       6,500      Republic of Argentina, Par Bond, 5%, 3/31/23**,***.....................    3,067,188
                                                                                          ------------
                  TOTAL ARGENTINA........................................................   58,400,552
                                                                                          ------------

                  BRAZIL - 21.4%
       6,000      Aracruz Celulose S.A., 10.375%, 1/31/02***.............................    5,670,000
      30,796      Federal Republic of Brazil, Capitalization Bond, 8%, 4/15/14**,***(c)..   15,301,575
      28,000      Federal Republic of Brazil, Investment Bond, 6%, 9/15/13***............   13,816,180
      10,000      Federal Republic of Brazil, Par Bond, Series YL3, 4.25%, 4/15/24**,***.    4,543,750
       5,000      Federal Republic of Brazil, Par Bond, Series YL4, 4.25%, 4/15/24**,***.    2,271,875
      18,000      Federal Republic of Brazil, "New" New Money Bond, Series L,
                    7.3125%, 4/15/09**,***...............................................    9,832,500
                                                                                          ------------
                  TOTAL BRAZIL...........................................................   51,435,880
                                                                                          ------------

                  BULGARIA - 4.6%
       7,000      Republic of Bulgaria, Interest Arrears Bond, 6.75%, 7/28/11**,***......    3,080,000
       5,782      Republic of Bulgaria, Discount Bond, Tranche A, 6.75%, 7/28/24**,***...    2,905,474
      19,500      Republic of Bulgaria, Front Loaded Interest Reduction Bond,
                    Series A, 2%, 7/28/12**..............................................    5,070,000
                                                                                          ------------
                  TOTAL BULGARIA.........................................................   11,055,474
                                                                                          ------------

                  COSTA RICA - 5.1%
       1,053      Costa Rica, Interest Bond, Series B, 6.7656%, 5/21/05**,***............      747,739
       8,400      Costa Rica, Principal Bond, Series A, 6.25%, 5/21/10***................    4,368,000
      16,000      Costa Rica, Principal Bond, Series B, 6.25%, 5/21/15***................    7,200,000
                                                                                          ------------
                  TOTAL COSTA RICA.......................................................   12,315,739
                                                                                          ------------

                  ECUADOR - 5.1%
       2,072      Republic of Ecuador, Interest Equalization Bond, 6.75%, 12/21/04**,***.    1,206,867
      11,598      Republic of Ecuador, Past Due Interest Bond, 6.8125%, 2/28/15**(c).....    3,783,832
      21,000      Republic of Ecuador, Par Bond, 3%, 2/28/25**,***.......................    6,851,250
       1,000      Republic of Ecuador, Discount Bond, 6.8125%, 2/28/25**.................      495,000
                                                                                          ------------
                  TOTAL ECUADOR..........................................................   12,336,949
                                                                                          ------------

                See accompanying notes to financial statements.

T H E   E M E R G I N G   M A R K E T S   I N C O M E   F U N D   I I   I N C

Statement of Investments August 31, 1995 (Continued) (Unaudited)

BONDS (continued)
------------------------------------------------------------------------------------------------------
   Principal
    Amount
   000's(a)                                                                                  Value
------------------------------------------------------------------------------------------------------
                  HUNGARY - 4.6%
      13,250      National Bank of Hungary, 8.875%, 11/01/13***.......................... $ 10,997,500
                                                                                          ------------

                  INDONESIA - 2.6%
       3,000      Indah Kiat Finance, 12.5%, 6/15/06***..................................    3,060,000
       3,000      Tjiwi Kimia International Finance Co., 13.25%, 8/01/01***..............    3,195,000
                                                                                          ------------
                  TOTAL INDONESIA........................................................    6,255,000
                                                                                          ------------

                  MEXICO - 7.9%
       3,000      Grupo Industrial Durango, 12.0%, 7/15/01***............................    2,685,000
       5,000      Hylsa S.A., 11%, 2/23/98***............................................    4,875,000
      18,650      United Mexico States, Par Bond, Series B, 6.25%, 12/31/19***
                    (including 18,650,000 rights expiring 6/30/03).......................   11,318,219
                                                                                          ------------
                  TOTAL MEXICO...........................................................   18,878,219
                                                                                          ------------

                  PANAMA - 5.0%
      15,000      Republic of Panama, Floating Rate Note, 7.25%, 5/10/02**,***...........   11,896,875
                                                                                          ------------

                  PHILIPPINES - 6.5%
      20,000      Republic of the Philippines, Front-Loaded Interest Reduction Bond,
                    Series B, 5%, 6/01/08**,***..........................................   15,575,000
                                                                                          ------------

                  POLAND - 14.6%
       2,857      Republic of Poland, Discount Bond, 7.125%, 10/27/24**,***..............    2,174,891
      53,530      Republic of Poland, Past Due Interest Bond, 3.25%,
                    10/27/14**,***.......................................................   32,753,669
                                                                                          ------------
                  TOTAL POLAND...........................................................   34,928,560
                                                                                          ------------

                  SOUTH AFRICA - 0.8%
   ZAL 9,000      Republic of South Africa Notes, 12%, 2/28/05...........................    2,015,877
                                                                                          ------------

                  TRINIDAD AND TOBAGO - 4.6%
       5,750      Trinidad and Tobago Notes, 11.5%, 11/20/97***..........................    6,037,500
       5,000      Trinidad and Tobago Notes, 9.75%, 11/03/00***..........................    4,900,000
                                                                                          ------------
                  TOTAL TRINIDAD AND TOBAGO..............................................   10,937,500
                                                                                          ------------


T H E   E M E R G I N G   M A R K E T S   I N C O M E   F U N D   I I   I N C

Statement of Investments August 31, 1995 (Continued) (Unaudited)

BONDS (continued)
------------------------------------------------------------------------------------------------------
   Principal
    Amount
   000's(a)                                                                                  Value
------------------------------------------------------------------------------------------------------
                  URUGUAY - 1.9%
       3,750      Uruguay Debt Conversion Note, Series B, 6.75%, 2/18/07**,***........... $  2,662,500
       3,000      Uruguay New Money Note, 6.875%, 2/18/06**..............................    1,893,750
                                                                                          ------------
                  TOTAL URUGUAY..........................................................    4,556,250
                                                                                          ------------

                  VENEZUELA - 9.0%
      10,000      Bariven, 10.625%, 3/17/02***...........................................    9,375,000
       7,250      Republic of Venezuela, Front-Loaded Interest Reduction Bond,
                    Series A, 7.3125%, 3/31/07**,***.....................................    3,665,781
      12,000      Republic of Venezuela, Front-Loaded Interest Reduction Bond,
                    Series B, 7%, 3/31/07**,***..........................................    6,067,500
       5,000      Republic of Venezuela, Par Bond, Series A, 6.75%, 3/31/20***
                    (including 25,000 warrants expiring 3/31/20).........................    2,528,125
                                                                                          ------------
                  TOTAL VENEZUELA........................................................   21,636,406
                                                                                          ------------
                  TOTAL BONDS (cost $319,154,770)........................................  287,846,781
                                                                                          ------------

LOAN PARTICIPATIONS -- 17.9%
------------------------------------------------------------------------------------------------------
      20,000      Bank for Foreign Economics, Vnesheconombank*
                    (Participation: Morgan Stanley, Chase Manhattan Bank, New York)+.....    6,350,000
         833      Government of Jamaica, Tranche A, 6.6875%, 10/15/00**
                    (Participation: Chase Manhattan Bank, New York)+.....................      745,830
       8,000      Kingdom of Morocco, Floating Rate, 6.6875%, 1/01/09**,***
                    (Participation: Chase Manhattan Bank, Morgan Guaranty
                    Trust Company of New York)+..........................................    4,890,000
      44,000      Kingdom of Morocco, Tranche B, Floating Rate, 6.6875%,
                    1/01/04** (Participation: Chase Manhattan Bank,
                    Morgan Stanley Emerging Markets, Inc.)+..............................   30,855,000
                                                                                          ------------
                  TOTAL LOAN PARTICIPATIONS
                    (cost $49,466,116)...................................................   42,840,830
                                                                                          ------------
                  TOTAL INVESTMENTS (cost $368,620,886)..................................  330,687,611
                                                                                          ------------

                See accompanying notes to financial statements.

T H E   E M E R G I N G   M A R K E T S   I N C O M E   F U N D   I I   I N C

Statement of Investments August 31, 1995 (Continued) (Unaudited)

REPURCHASE AGREEMENT -- 1.5%
------------------------------------------------------------------------------------------------------
   Principal
    Amount
   000's(a)                                                                                  Value
------------------------------------------------------------------------------------------------------
       3,662      State Street Bank and Trust Company, 5.55%, cost $3,662,000, dated 8/31/95, $3,662,565 due 9/01/95, (collateralized by
                    $3,510,000 U.S. Treasury Note, 7.125%, due 9/30/99,
                    valued at $3,738,150)................................................ $  3,662,000
                                                                                          ------------
                  LIABILITIES IN EXCESS OF OTHER ASSETS - (39.3%)........................  (94,248,972)
                                                                                          ------------
                  NET ASSETS - 100.0% (equivalent to $10.99 per share on
                    21,857,134 common shares outstanding)................................ $240,100,639
                                                                                          ============

(a) Principal denominated in U.S. dollars unless otherwise indicated.

(b) The Fund's proceeds at maturity for General Electric Capital Corp. will be increased or decreased by the percentage change in the Mexican Spot Tesobono rate versus the U.S. dollars between the date of maturity and the date of issuance of the Note.

    The Note's interest rate resets quarterly based on the 91 day Mexican Cetes Rate.

(c) Payment-in-kind   security  for  which  part  of  the  interest   earned  is
    capitalized as additional principal.

*   Non-income producing. Security is currently in default.

** Rate shown reflects current rate on instrument with variable rates or step coupon rates.

*** All or a portion of the security is segregated as collateral pursuant to a loan agreement. See Note 5.

+ Participation interests were acquired through the financial institutions indicated parenthetically. See Note 6.

ZAL -South African Rand.

                See accompanying notes to financial statements.

T H E   E M E R G I N G   M A R K E T S   I N C O M E   F U N D   I I   I N C

Statement of Assets and Liabilities August 31, 1995 (Unaudited)

Assets

Investments, at value (cost -- $368,620,886).....................  $330,687,611
Cash.............................................................           989
Repurchase agreement.............................................     3,662,000
Interest receivable..............................................    11,243,299
Unamortized organization expenses................................        71,833
Prepaid expenses.................................................        15,276
                                                                   ------------
      Total assets...............................................   345,681,008
                                                                   ------------

Liabilities

Loan payable (Note 5)............................................   100,000,000
Payable for compensated foreign currency contracts...............     2,682,528
Accrued interest expense on loan.................................     2,478,819
Accrued management fee (Note 3)..................................       242,560
Other accrued expenses...........................................       176,462
                                                                   ------------
      Total liabilities..........................................   105,580,369
                                                                   ------------

Net Assets

Common Stock ($.001 par value, authorized 100,000,000 shares;
  21,857,134 shares outstanding).................................        21,857
Additional paid-in  capital......................................   305,610,764
Distribution in excess of investment income......................    (4,294,998)
Accumulated net realized loss on investments.....................   (23,131,624)
Net unrealized depreciation on investments and foreign
  currency translations..........................................   (38,105,360)
                                                                   ------------
      Net assets.................................................  $240,100,639
                                                                   ============
Net Asset Value Per Share ($240,100,639 / 21,857,134 shares).....        $10.99
                                                                         ======


                See accompanying notes to financial statements.

T H E   E M E R G I N G   M A R K E T S   I N C O M E   F U N D   I I   I N C

Statement of Operations for the Three Months ended August 31, 1995 (Unaudited)

Net Investment Income

Income
Interest (includes discount accretion of $2,893,667) ........................   $13,184,886

Expenses
Interest on loan................................................   $1,932,639
Management fee..................................................      702,872
Custodian.......................................................       27,600
Printing........................................................       25,208
Legal...........................................................       28,060
Audit and tax services..........................................       18,308
Listing fees....................................................        8,069
Transfer agent..................................................       10,120
Directors' fees and expenses....................................        4,784
Amortization of organization expenses...........................        6,802
Other...........................................................       33,444     2,797,906
                                                                   ----------   -----------
Net investment income...........................................                 10,386,980
                                                                                -----------

Realized and Unrealized Gain (Loss)
Net Realized Loss on:
   Investments...............................................................   (10,065,694)
   Foreign currency transactions.............................................      (851,033)
                                                                                -----------
                                                                                (10,916,727)
                                                                                -----------

Change in Net Unrealized Appreciation (Depreciation) on:
   Investments...............................................................    14,178,376
   Translation of foreign currency contracts and other assets and liabilities
     denominated in foreign currencies.......................................        96,177
                                                                                -----------
                                                                                 14,274,553
                                                                                -----------
Net realized loss and change in net unrealized appreciation (depreciation)...     3,357,826
                                                                                -----------
Net Increase in Net Assets from Operations...................................   $13,744,806
                                                                                ===========

                See accompanying notes to financial statements.

T H E   E M E R G I N G   M A R K E T S   I N C O M E   F U N D   I I   I N C

Statement of Changes in Net Assets  August 31, 1995

                                                                             Three Months
                                                                                 Ended        Twelve Months
                                                                            August 31, 1995       Ended
                                                                              (Unaudited)      May 31, 1995
-----------------------------------------------------------------------------------------------------------
Operations
Net investment income....................................................    $ 10,386,980      $ 37,024,845
Net realized loss on investments and foreign currency transactions.......     (10,916,727)      (25,497,473)
Change in net unrealized appreciation (depreciation).....................      14,274,553       (23,559,467)
                                                                             ------------      ------------
Net increase (decrease) in net assets from operations....................      13,744,806       (12,032,095)
                                                                             ------------      ------------

Dividends and Distributions to Shareholders from
Net investment income....................................................      (9,016,069)      (29,701,991)
Net realized gains.......................................................           --           (6,362,282)
                                                                             ------------      ------------
Total dividends to shareholders..........................................      (9,016,069)      (36,064,273)
                                                                             ------------      ------------

Capital Share Transactions
Offering expenses charged to paid-in capital.............................           --              (13,000)
                                                                             ------------      ------------

Total increase (decrease) in net assets..................................       4,728,737       (48,109,368)

Net Assets
Beginning of period......................................................     235,371,902       283,481,270
                                                                             ------------      ------------
End of period............................................................    $240,100,639      $235,371,902
                                                                             ============      ============

Statement of Cash Flows For the Three Months Ended August 31, 1995 (Unaudited)

Cash Flows from Operating Activities:
Purchases of securities.................................................................      $(51,377,713)
Net sales of short-term investments.....................................................           734,000
Proceeds from sales of securities and principal paydowns................................        49,711,206
                                                                                              ------------
                                                                                                  (932,507)
Net investment income...................................................................        10,386,980
Accretion of discount on investments....................................................        (2,893,667)
Interest on payment-in-kind bond........................................................          (790,359)
Amortization of organization expenses...................................................             6,802
Net change in receivables/payables related to operations................................        (3,088,633)
                                                                                              ------------
Net cash provided by operating activities...............................................         2,688,616
                                                                                              ------------

Cash Flows from Financing Activities:
Dividends paid..........................................................................        (9,016,069)
                                                                                              ------------
Net cash used by financing activities...................................................        (9,016,069)
                                                                                              ------------

Net decrease in cash....................................................................        (6,327,453)
Cash at beginning of period.............................................................         6,328,442
                                                                                              ------------
Cash at end of period...................................................................      $        989
                                                                                              ============

                See accompanying notes to financial statements.

T H E   E M E R G I N G   M A R K E T S   I N C O M E   F U N D   I I   I N C


Notes to Financial Statements (Unaudited)

1.  Organization

    The Emerging Markets Income Fund II Inc (the "Fund") was incorporated in Maryland on April 27, 1993 and is registered as a non-diversified, closed-end, management investment company under the Investment Company Act of 1940, as amended. The Board of Directors authorized 100 million shares of $.001 par value common stock.

2.  Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

    (a) Securities valuation. In valuing the Fund's assets, all securities for which market quotations are readily available are valued (i) at the last sale price prior to the time of determination if there was a sale on the date of determination, (ii) at the mean between the last current bid and asked prices if there was no sales price on such date and bid and asked quotations are available, and (iii) at the bid price if there was no sales price on such date and only bid quotations are available. Publicly traded foreign government debt securities are typically traded internationally in the over-the-counter market, and are valued at the mean between the last current bid and asked price as at the close of business of that market. However, where the spread between bid and asked price exceeds five percent of the par value of the security, the security is valued at the bid price. Securities may also be valued by independent pricing services which use prices provided by market-makers or estimates of market values obtained from yield data relating to instruments or securities with similar characteristics. Short-term investments having a maturity of 60 days or less are valued at amortized cost, unless the Board of Directors determines that such valuation does not constitute fair value. Securities for which reliable quotations are not readily available and all other securities and assets are valued at fair value as determined in good faith by, or under procedures established by, the Board of Directors.

    (b) Investment transactions. Investment transactions are recorded on the trade date. Interest income is accrued on a daily basis. Market discount on securities purchased is accreted on an effective yield basis over the life of the security. The Fund uses the specific identification method for determining realized gain or loss on investments sold.

    (c) Foreign currency translation. The books and records of the Fund are maintained in U.S. dollars. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation using the 12:00 noon rate of exchange reported by Reuters. Purchases and sales of portfolio securities and income and expense items denominated in foreign currencies are translated into U.S. dollars at rates of exchange prevailing on the respective dates of such transactions. The Fund does not isolate that portion of gains and losses on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the securities. Such fluctuations are included with the net realized and unrealized gain or loss from investments. However, pursuant to U.S. federal income tax regulations, certain net foreign exchange gains/losses included in realized gain/loss are included in or are a reduction of ordinary income for federal income tax purposes.

T H E   E M E R G I N G   M A R K E T S   I N C O M E   F U N D   I I   I N C

2.   Significant Accounting Policies (Continued)

    (d) Federal income taxes. It is the Fund's intention to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income and capital gains, if any, to its shareholders. Therefore, no provision has been made for federal income taxes.

    (e) Organization expenses. Organization expenses amounting to $135,000 were incurred in connection with the organization of the Fund. These costs have been deferred and are being amortized ratably over a five year period from commencement of operations.

    (f) Repurchase agreements. When entering into repurchase agreements, it is the Fund's policy to take possession, through its custodian, of the underlying collateral and to monitor its value at the time the arrangement is entered into and at all times during the term of the repurchase agreement to ensure that it always equals or exceeds the repurchase price. In the event of default of the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings.

    (g) Distribution of income and gains. The Fund declares and pays distributions to shareholders quarterly from net investment income. Net realized gains, if any, in excess of loss carryovers are expected to be distributed annually. Dividends and distributions to shareholders are recorded on the ex-dividend date. The amount of dividends and distributions from net investment income and net realized gains are determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require reclassification. Dividends and distributions which exceed net investment income and net realized capital gains for financial reporting purposes but not for tax purposes are reported as dividends in excess of net investment income or distributions in excess of net realized capital gains. To the extent they exceed net investment income and net realized capital gains for tax purposes, they are reported as tax return of capital.

    (h) Forward foreign currency exchange contracts. The Fund enters into forward foreign currency exchange contracts which are marked to market to reflect the changes in the currency exchange rates. The change in market value is recorded by the Fund as unrealized gain or loss. The Fund records realized gains or losses on delivery of the currency or at the time the forward contract is extinguished (compensated) by entering into a closing transaction prior to delivery.

    (i) Cash flow information. The Fund invests in securities and distributes dividends from net investment income and net realized gains from investment transactions which are paid in cash. These activities are reported in the Statement of Changes in Net Assets. Additional information on cash receipts and cash payments is presented in the Statement of Cash Flows.

T H E   E M E R G I N G   M A R K E T S   I N C O M E   F U N D   I I   I N C

3.  Management and Advisory Fees and Other Transactions

    The Fund entered into a management agreement with Advantage Advisers, Inc. (the "Investment Manager"), a subsidiary of Oppenheimer, pursuant to which the Investment Manager, among other things, supervises the Fund's investment program and monitors the performance of the Fund's service providers.

    The Investment Manager and the Fund entered into an investment advisory and administration agreement with Salomon Brothers Asset Management Inc (the "Investment Adviser"), an affiliate of Salomon Brothers Inc, pursuant to which the Investment Adviser provides investment advisory and administrative services to the Fund. The Investment Adviser is responsible on a day-to-day basis for the management of the Fund's portfolio in accordance with the Fund's investment objectives and policies and for making decisions to buy, sell, or hold particular securities and is responsible for day-to-day administration of the Fund.

    The Fund pays the Investment Manager a monthly fee at an annual rate of 1.20% of the Fund's average weekly net assets for its services, out of which the Investment Manager pays the Investment Adviser a monthly fee at an annual rate of .70% of the Fund's average weekly net assets for its services.

    At August 31, 1995, Oppenheimer and the Investment Adviser each own 3,697 and 4,549 shares of the Fund, respectively. Certain officers and/or directors of the Fund are officers and/or directors of the Investment Manager or the Investment Adviser.

    The Fund pays each Director not affiliated with the Investment Manager or the Investment Adviser a fee of $5,000 per year, plus a fee of $700 and reimbursement for travel and out-of-pocket expenses for each board meeting attended.

4.  Portfolio Activity and Federal Income Tax Status

    Purchases and sales of investment securities, other than short-term investments, for the year ended August 31, 1995 aggregated $37,079,202 and
$42,163,744, respectively. The federal income tax cost basis of the Fund's investments at August 31, 1995 was $372,833,606. Gross unrealized appreciation and depreciation amounted to $11,639,447 and $50,123,442, respectively, resulting in a net unrealized depreciation on investments of $38,483,995.

    For the year ended May 31, 1995, for federal income tax purposes, capital and foreign currency losses incurred after October 31 within the taxable year are deemed to arise on the first business day of the Fund's next taxable year. The Fund incurred and elected to defer net capital and foreign currency losses of $4,235,371 and $11,172,399, respectively during fiscal 1995. In addition, the Fund has a capital loss carryforward as of August 31, 1995 of $7,428,806 which expires in 2003. To the extent future capital gains are offset by such capital losses, the Fund does not anticipate distributing such gains to the shareholders.

5.  Bank Loan

    The Fund has borrowed $100,000,000 pursuant to a secured loan agreement (the "Loan Agreement") with Morgan Guaranty Trust Company of New York. The interest rate on the loan is equal to six month LIBOR plus 1-3/8% and the maturity date is November 6, 1995. The collateral for the loan was valued at $243,219,960 on August 31, 1995 and is being held in a segregated account by the Fund's custodian. In accordance with the terms of the Loan Agreement, the Fund must maintain a level of collateral to debt of not less than 190%.

T H E   E M E R G I N G   M A R K E T S   I N C O M E   F U N D   I I   I N C

6.  Loan Participations/Assignments

    The Fund invests in fixed and floating rate loans arranged through private negotiations between a foreign sovereign entity and one or more financial institutions ("lenders"). The Fund's investment in any such loan may be in the form of a participation in or an assignment of the loan. The market value of the Fund's loan participations at August 31, 1995 was $42,840,830.

    In connection with purchasing participations, the Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the loan, nor any rights of set-off against the borrower, and the Fund may not benefit directly from any collateral supporting the loan in which it has purchased the participation. As a result, the Fund will assume the credit risk of both the borrower and the lender that is selling the participation. In the event of the insolvency of the lender selling the participation, the Fund may be treated as a general creditor of the lender and may not benefit from any set-off between the lender and the borrower.

    When the Fund purchases assignments from lenders, the Fund will acquire direct rights against the borrower on the loan, except that under certain circumstances such rights may be more limited than those held by the assigning lender.

7.  Credit Risk

    The yields of emerging market debt obligations reflect, among other things, perceived credit risk. The Fund's investment in securities rated below investment grade typically involves risks not associated with higher rated securities including, among others, overall greater risk of timely and ultimate payment of interest and principal, greater market price volatility and less liquid secondary market trading. The consequences of political, social, economic or diplomatic changes may have disruptive effects on the market prices of investments held by the Fund. The Fund's investment in non-dollar-denominated securities may also result in foreign currency losses caused by devaluations and other currency exchange fluctuations.

8.  Dividend Subsequent to August 31, 1995

    On September 1, 1995, the Board of Directors of the Fund declared a common stock dividend of $0.4125 per share from net investment income, payable September 29, 1995 to shareholders of record September 11, 1995.

9.  Financial Instruments with Off-Balance Sheet Risk

    The Fund enters into forward foreign currency contracts ("forward contracts") to facilitate settlement of foreign currency denominated portfolio transactions or to manage foreign currency exposure associated with foreign currency denominated securities. Forward contracts involve elements of market risk in excess of the amount reflected in the Statement of Assets and Liabilities. The Fund bears the risk of an unfavorable change in the foreign exchange rate underlying the forward contract. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts. As of August 31, 1995, all forward contracts which the Fund has entered into have been compensated by the Fund with offsetting closing transactions.

    Consistent with its objective to seek high current income, the Fund invests in instruments whose values and interest rates may be linked to foreign currencies, interest rates, indices or some other financial indicator. The value at maturity or interest rates for these instruments will increase or decrease according to the change in the indicator to which it is indexed. These securities are generally more volatile in nature and the risk of loss of principal or interest is greater.

T H E   E M E R G I N G   M A R K E T S   I N C O M E   F U N D   I I   I N C


Financial Highlights

Data for a share of common stock outstanding throughout the period:

                                                           Three Months      Twelve Months
                                                               Ended             Ended         Period Ended
                                                          August 31, 1995        May 31,          May 31,
                                                            (Unaudited)           1995           1994(a)
-----------------------------------------------------------------------------------------------------------
Net investment income....................................      $ 0.48           $ 1.69           $ 1.22
Net realized gain (loss) and change in
  unrealized appreciation (depreciation) on
  securities and foreign currency translations...........        0.15            (2.24)           (1.03)
                                                               ------           ------           ------
Total from investment operations.........................        0.63            (0.55)            0.19
                                                               ------           ------           ------
Dividends to shareholders from net
  investment income......................................       (0.41)           (1.36)           (1.06)
Dividends to shareholders from net
  realized capital gains.................................          --            (0.29)           (0.14)
Offering costs on issuance of common stock...............          --               --            (0.04)
                                                               ------           ------           ------
Net increase (decrease) in net asset value...............        0.22            (2.20)           (1.05)
Net asset value, beginning of period.....................       10.77            12.97            14.02
                                                               ------           ------           ------
Net asset value, end of period...........................      $10.99           $10.77           $12.97
                                                               ======           ======           ======
Per share market value, end of period....................      $11.88           $11.88           $14.00
Total investment return based on market
  price per share (c)....................................       3.55%           -2.18%            8.29%(b)

Ratios/Supplemental data:
  Net assets, end of period..............................$240,100,639     $235,371,902     $283,481,270
  Ratio of operating expenses to
    average net assets...................................       1.47%(d)         1.45%            1.38%(d)
  Ratio of interest expense to
    average net assets...................................       3.27%(d)         2.96%            1.02%(d)
  Ratio of total expenses to
    average net assets...................................       4.74%(d)         4.41%            2.40%(d)
  Ratio of net investment income to
    average net assets...................................      17.59%(d)        15.42%            8.98%(d)
  Portfolio turnover rate................................      11.36%           58.16%           23.15%
  Bank loan outstanding, end of period...................$100,000,000     $100,000,000     $100,000,000
  Interest rate on bank loan, end of period..............     7.5625%          7.5625%           6.375%
  Weighted average bank loan.............................$100,000,000     $100,000,000     $ 66,348,974
  Weighted average interest rate.........................       7.73%(d)         7.12%            4.87%(d)

------------

(a) For the period June 25, 1993 (commencement of operations) through May 31, 1994.

(b) Return calculated based on beginning period price of $14.02 (initial offering price of $15.00 less sales load of $0.98) and end of period market value of $14.00 per share. This calculation is not annualized.

(c) Dividends are assumed, for purposes of this calculation, to be reinvested at prices obtained under the Fund's dividend reinvestment plan.

(d) Annualized.

                See accompanying notes to financial statements.

T H E   E M E R G I N G   M A R K E T S   I N C O M E   F U N D   I I   I N C


Selected Quarterly Financial Information

Summary of quarterly results of operations (Unaudited):

                                                         Net Realized Gain
                                                        (Loss) & Change in
                                 Net Investment            Net Unrealized
                                    Income           Appreciation (Depreciation)
                                             Per                      Per
Quarters Ended*                 Total       Share       Total        Share
--------------------------------------------------------------------------------

August 31, 1993**.........     $ 3,644      $.17        $14,086      $  .64

November 30, 1993.........       7,869       .36         17,599         .81

February 28, 1994.........       6,585       .30        (12,663)       (.58)

May 31, 1994..............       8,511       .39        (41,458)      (1.90)

August 31, 1994...........       8,536       .39         (5,787)       (.27)

November 30, 1994.........       9,293       .42        (21,503)       (.98)

February 28, 1995.........       9,157       .42        (53,616)      (2.45)

May 31, 1995..............      10,039       .46         31,849        1.46

August 31, 1995...........      10,387       .48          3,358         .15

---------
**Totals expressed in thousands of dollars except per share amounts.

**For the period June 25, 1993  (commencement of operations)  through August 31,
  1993.

                See accompanying notes to financial statements.

T H E   E M E R G I N G   M A R K E T S   I N C O M E   F U N D   I I   I N C

(Left Column)

Directors

CHARLES F. BARBER
  Consultant; formerly Chairman,
  ASARCO Incorporated

LESLIE H. GELB
  President, The Council
  on Foreign Relations

MICHAEL S. HYLAND
  President;
  President, Salomon Brothers
  Asset Management Inc

ALAN H. RAPPAPORT
  Chairman of the Board;
  Executive Vice President,
  Oppenheimer & Co., Inc.

RIORDAN ROETT
  Professor and Director,
  Latin American Studies Program,
  Paul H. Nitze School of Advanced
  International Studies,
  John Hopkins University

JESWALD W. SALACUSE
  Henry J. Braker Professor of
  Commercial Law, and formerly Dean,
  The Fletcher School of Law & Diplomacy
  Tufts University

Officers

ALAN H. RAPPAPORT
  Chairman of the Board

MICHAEL S. HYLAND
  President

PETER J. WILBY
  Executive Vice President

THOMAS FLANAGAN
  Executive Vice President

LAWRENCE H. KAPLAN
  Executive Vice President

ALAN M. MANDEL
  Treasurer

TANA E. TSELEPIS
  Secretary

AMY W. YEUNG
  Assistant Treasurer

LAURIE A. PITTI
  Assistant Treasurer


(Right Column)

The Emerging Markets
Income Fund II Inc

         7 World Trade Center
         New York, New York  10048
         1-800-SALOMON (1-800-725-6666)

INVESTMENT MANAGER
         Advantage Advisers, Inc.
         Oppenheimer Tower
         World Financial Center
         New York, New York  10281

INVESTMENT ADVISER
         Salomon Brothers Asset Management Inc
         7 World Trade Center
         New York, New York  10048

CUSTODIAN
         Brown Brothers Harriman & Co.
         40 Water Street
         Boston, Massachusetts 02109

DIVIDEND DISBURSING AND TRANSFER AGENT
         American Stock Transfer & Trust Company
         40 Wall Street
         New York, New York 10005

INDEPENDENT ACCOUNTANTS
         Price Waterhouse LLP
         New York, New York  10036

LEGAL COUNSEL
         Simpson Thacher & Bartlett
         New York, New York  10017

NEW YORK STOCK EXCHANGE SYMBOL
         EDF

--------------------------------------------------------------------------------
This report is submitted for the general information of the shareholders of The Emerging Markets Income Fund II Inc. It is not authorized for distribution to prospective investors unless accompanied or preceded by an effective Prospectus for the Fund, which contains information concerning the Fund's investment policies and expenses as well as other pertinent information.

(Right Column)

The Emerging Markets
Income Fund II Inc


Interim Report

AUGUST 31, 1995

-------------------------------------------
    The Emerging Markets Income Fund II Inc
    -------------------------------------------




(Left Column)

Salomon Brothers Asset Management
Seven World Trade Center
New York, New York 10048


    BULK RATE
   U.S. POSTAGE
      PAID
STATEN ISLAND, NY
  PERMIT No. 169